UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2011

NEVADA GOLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52636	20-3724068
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

800 E. Colorado Blvd., Suite 888

Pasadena, CA

(Address of principal executive offices, including zip code)

626-683-7330

(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY  10022

Phone:  (212) 400-6900

Facsimile:  (212) 400-6901

[Not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On July 26, 2011, the Board of Directors of the Registrant dismissed GBH CPAs, PC, as the Registrant’s independent registered public accountants, and the Board of Directors approved the engagement of Sam Kan & Company to serve as the Registrant’s independent registered public accountants for fiscal year 2011.  Sam Kan & Company was engaged on July 26, 2011.

GBH CPAs, PC, issued its audit reports on the consolidated financial statements of the Registrant for the years ended December 31, 2010 and 2009; their report on the consolidated financial statements of the Registrant for the year ended December 31, 2009, included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty described above, the audit reports of GBH CPAs, PC, on the financial statements of the Registrant for the years ended December 31, 2010 and 2009, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2010, and through the date of the dismissal of GBH CPAs, PC, there have been no disagreements with GBH CPAs, PC (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH CPAs, PC, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

During the two fiscal years ended December 31, 2011, and through the date of the dismissal of GBH CPAs, PC, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested GBH CPAs, PC, to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter has been furnished and is filed herewith as Exhibit 16.1.

During the two fiscal years ended December 31, 2010, and through the date of the engagement of Sam Kan & Company, neither the Registrant nor anyone on its behalf has consulted with Sam Kan & Company regarding either:

•

The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Sam Kan & Company, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•

Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2011, the Board of Directors of the Registrant approved an amendment to Section 5.5 of the Registrant’s Bylaws, relating to notice to be provided to directors of a special meeting of the Board of Directors.

Prior to the amendment, Section 5.5 of the Bylaws read as follows:

5.5 Notice of Special Meetings.  The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by telegraph or in person before the date of the meeting.  If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director.  A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting.  A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

Subsequent to the amendment, Section 5.5 of the Bylaws reads as follows:

5.5 Notice of Special Meetings.  The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than 24 hours if by facsimile, email or in person before the date of the meeting. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting.  A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

Item 9.01

Financial Statements and Exhibits

d)    Exhibits

3.1

Bylaws of the Registrant, as amended on July 26, 2011

16.1

Letter from GBH CPAs, PC, dated July 29, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nevada Gold Holdings, Inc.

Dated:  July 29, 2011

By:      /s/ Jianguo Xu

      Name: Jianguo Xu

      Title: Chief Executive Officer

EXHIBIT INDEX

3.1

Bylaws of the Registrant, as amended on July 26, 2011

16.1

Letter from GBH CPAs, PC, dated July 29, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

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